UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: December 27, 2012

Date of earliest event reported: December 27, 2012

ANCESTRY.COM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34518	26-1235962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT		84604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On December 27, 2012, Ancestry.com Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, holders of the Company’s common stock voted on four proposals: (1) to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 21, 2012, by and among the Company, Global Generations International Inc. (“Parent”), a Delaware corporation, and Global Generations Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent; (2) to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger; (3) to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement; and (4) to act upon other business as may properly come before the special meeting (provided the Company does not know, at a reasonable time before the special meeting, that such matters are to be presented at the meeting) or any adjournment or postponement thereof.

The final votes cast on the four proposals were as follows:

Proposal One:

To adopt the Agreement and Plan of Merger, dated as of October 21, 2012, by and among the Company, Global Generations International Inc., a Delaware corporation, and Global Generations Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent:

Votes For	Votes Against	Votes Abstained	Broker Non Votes

32,408,727	326,054	71,289	-0-

Proposal Two:

To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger:

Votes For	Votes Against	Votes Abstained	Broker Non Votes

28,247,570	3,115,340	1,443,160	-0-

Proposal Three:

To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement:

Votes For	Votes Against	Votes Abstained	Broker Non Votes

31,412,664	1,377,131	16,275	-0-

Proposal Four:

To act upon other business as may properly come before the special meeting (provided the Company does not know, at a reasonable time before the special meeting, that such matters are to be presented at the meeting) or any adjournment or postponement thereof:

Votes For	Votes Against	Votes Abstained	Broker Non Votes

19,700,269	1,499,158	11,606,643	-0-

ITEM 8.01. Other Events.

On December 27, 2012, Ancestry.com issued a press release announcing that the Company’s stockholders have adopted the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Ancestry.com Inc., dated December 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC. (Registrant)

Date: December 27, 2012	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press Release of Ancestry.com Inc., dated December 27, 2012